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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):  July 28, 1997

                           BJ'S WHOLESALE CLUB, INC.
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

            1-13143                               04-3360747
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    (Commission File Number)          (IRS Employer Identification No.)


One Mercer Road, Natick, Massachusetts                               01760
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(Address of principal executive offices)                           (Zip Code)

                                (508) 651-7400
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               Registrant's Telephone Number, Including Area Code

                                 Not Applicable
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             (Former Name or Address, if Changed Since Last Report)
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ITEM 5.  OTHER EVENTS

     BJ's Wholesale Club, Inc. (the "Company") is filing this Current Report on Form 8-K for the purpose of filing with the Commission as exhibits hereto (i) the press release of the Company dated July 29, 1997 and (ii) the press release of Waban Inc. (now known as HomeBase, Inc., "Waban") dated July 28, 1997, each relating to the completion of the spin-off of the Company by Waban on July 28, 1997.

     The spin-off of the Company was effected by the tax-free distribution (the "Distribution") on July 28, 1997, paid in the form of a special dividend to Waban stockholders of record on July 18, 1997 (the "Record Date"), of one share of common stock of the Company for each share of Waban common stock outstanding on the Record Date. A total of 37,463,964 shares of the Company's common stock, representing 100% of the issued and outstanding common stock of the Company, was distributed in the Distribution.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits.

     The exhibits listed in the Exhibit Index filed as part of this report are filed as part of and are included in this report.
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  July 29, 1997                      BJ'S WHOLESALE CLUB, INC.

                                           /s/ Sarah M. Gallivan
                                          --------------------------------
                                          By:     Sarah M. Gallivan
                                          Title:  Vice President and
                                                  General Counsel
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                                 EXHIBIT INDEX



      Exhibit No.             Description
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         99.1           Press Release of BJ's Wholesale Club, Inc., dated
                        July 29, 1997

         99.2           Press Release of Waban Inc., dated July 28, 1997